Exhibit 99.1

Village Farms International Announces Transition of Pure Sunfarms’ Leadership

— Orville Bovenschen, Chief Operating Officer, Pure Sunfarms, Appointed President / Mandesh Dosanjh Steps Down and Will Assume Transitional Advisory Role –

Vancouver, BC, August 22, 2023 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced the appointment of Orville Bovenschen as President of Pure Sunfarms, effective immediately. Mandesh Dosanjh has stepped down from his role at Pure Sunfarms and will move into a strategic advisory position for a transitional 90-day period.

Mr. Bovenschen joined Village Farms as Vice President of European Business Development and Operations and was later named Chief Operating Officer of Pure Sunfarms, returning to the Village Farms’ facility he originally helped design, repurpose and commission for cannabis operations. He also formerly held several senior roles in cannabis, during which, among other things, he oversaw innovation and new product launches.

“Orville takes on leadership of Pure Sunfarms as we are executing on our strategy to meet the evolving preferences of the cannabis market in pursuit to be the long-term, profitable market leader,” said Michael DeGiglio, CEO Village Farms. “Orville has a strong track record of delivering operational efficiency and has led multiple initiatives that have improved quality and consistency across all Pure Sunfarms’ brands. Having worked closely with Orville for several years, I have the utmost confidence in his ability to lead one of the deepest, most experienced and most successful management groups in the cannabis industry, who, together with the Rose LifeScience team, are building on our dominant position in dried flower and leading brands to take our Canadian Cannabis business to the next level.”

“I would like to thank Mandesh for the five years he dedicated to leading Pure Sunfarms, one of the largest, lowest cost cannabis operations in the world, and contributing to our top-three market share position nationally,” added Mr. DeGiglio. “He has built upon our rock-solid foundation, including a talented team with deep consumer packaged goods experience, from which we will continue to build and grow. We appreciate his ongoing support throughout the transitional period and wish him the best as he pursues his future endeavors.”

Mr. Bovenschen joined Village Farms as Vice President, Business Development and Operations, Europe in 2021, before being appointed Chief Operating Officer of Pure Sunfarms in 2022. Prior to joining Village Farms, he served as Chief Operating Officer (among other executive roles) of its previous joint venture partner for Pure Sunfarms. Mr. Bovenschen has also spent more than 15 years in a number of international business capacities, working in Europe and the Middle East in addition to North America. Mr. Bovenschen holds a Bachelor of Business Administration and attained his Master of Business Administration from Nyenrode Business University in the Netherlands.

Mr. Bovenschen will report directly to Michael DeGiglio, Chief Executive Officer of Village Farms.

About Village Farms International, Inc.

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America and selected markets internationally.

In Canada, the Company’s wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec,

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms’ cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This Press Release also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements including statements regarding the transition of leadership at Pure Sunfarms, Inc. (“Pure Sunfarms”) and may also relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “can”, “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position; ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal rules and regulations with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, which may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this Press Release.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com